UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  June 27, 2005


                       NOMURA ASSET ACCEPTANCE CORPORATION
                              -------------------
             (as depositor under a Pooling and Servicing Agreement,
          dated as of February 1, 2005, providing for the issuance of
  Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2005-AR1,
                       Mortgage Pass-Through Certficates)

                      NOMURA ASSET ACCEPTANCE CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

         Delaware                 333-109614-09                13-3672336
    ------------------        -----------------------      ------------------
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

 2 World Financial Center
 Building B, 21st Floor
 New York, New York                                               10281
--------------------------                                      --------
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (212) 667-9300

                                      N/A
                                ----------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005, among Nomura Asset Acceptance Corporation, as depositor, Nomura Credit & Capital, Inc., as seller, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee and custodian.

     On June 27, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on June 27, 2005 as Exhibit 99.1.

NOMURA ASSET ACCEPTANCE CORPORATION
Mortgage Pass-Through Certificates, Series 2005-AR1
----------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, N.A, not in its
                                  individual capacity but solely as Trustee and Custodian under the Agreement referred to herein

                               By:   /s/  Andrew M. Cooper
                                  ---------------------------------------
                                  Andrew M. Cooper
                                  Assistant Vice President
Date: July 7, 2005

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         June 27, 2005

Exhibit 99.1

Monthly Certificateholder Statement on June 27, 2005



  Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-AR1
                        STATEMENT TO CERTIFICATEHOLDERS
                                 June 27, 2005

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1      69,729,000.00    67,364,715.26       1,287,713.86       289,876.21    1,577,590.07    0.00       0.00      66,077,001.40
IA2       7,748,000.00     7,485,290.39         143,085.47        33,644.53      176,730.00    0.00       0.00       7,342,204.92
IIA1    115,800,000.00   110,147,263.23       3,109,583.37       340,263.25    3,449,846.62    0.00       0.00     107,037,679.86
IIA2    113,411,000.00   107,874,881.43       3,045,431.43       331,265.78    3,376,697.21    0.00       0.00     104,829,450.00
IIA3     25,468,000.00    24,224,788.42         683,893.52        76,388.83      760,282.35    0.00       0.00      23,540,894.90
M1       21,237,000.00    21,237,000.00               0.00        71,250.14       71,250.14    0.00       0.00      21,237,000.00
M2        6,520,000.00     6,520,000.00               0.00        22,950.40       22,950.40    0.00       0.00       6,520,000.00
M3        3,726,000.00     3,726,000.00               0.00        13,286.30       13,286.30    0.00       0.00       3,726,000.00
M4        3,353,000.00     3,353,000.00               0.00        13,339.35       13,339.35    0.00       0.00       3,353,000.00
M5        3,167,787.00     3,167,787.00               0.00        14,489.99       14,489.99    0.00       0.00       3,167,787.00
P               100.00           100.00               0.00        65,343.06       65,343.06    0.00       0.00             100.00
R                 0.00             0.00               0.00             0.00            0.00    0.00       0.00               0.00
TOTALS  370,159,887.00   355,100,825.73       8,269,707.65     1,272,097.84    9,541,805.49    0.00       0.00     346,831,118.08
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         NOTIONAL                                                       REALIZED       DEFERRED      NOTIONAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
X      372,581,567.00     357,522,505.62          0.00       600,180.22     600,180.22       0.00           0.00    349,252,797.96
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                  PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       CURRENT
                       BEGINNING                                                             ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL               PRINCIPAL       CLASS       RATE
--------------------------------------------------------------------------------------------------------------------------------
IA1    65535VHW1      966.09323610    18.46740753     4.15718295      22.62459049        947.62582856       IA1       5.163704 %
IA2    65535VHX9      966.09323567    18.46740707     4.34235028      22.80975736        947.62582860       IA2       5.393704 %
IIA1   65535VHY7      951.18534741    26.85305155     2.93837003      29.79142159        924.33229585       IIA1      3.370000 %
IIA2   65535VHZ4      951.18534736    26.85305156     2.92093166      29.77398321        924.33229581       IIA2      3.350000 %
IIA3   65535VJA7      951.18534710    26.85305167     2.99940435      29.85245602        924.33229543       IIA3      3.440000 %
M1     65535VJB5    1,000.00000000     0.00000000     3.35500024       3.35500024      1,000.00000000       M1        3.660000 %
M2     65535VJC3    1,000.00000000     0.00000000     3.52000000       3.52000000      1,000.00000000       M2        3.840000 %
M3     65535VJD1    1,000.00000000     0.00000000     3.56583468       3.56583468      1,000.00000000       M3        3.890000 %
M4     65535VJE9    1,000.00000000     0.00000000     3.97833284       3.97833284      1,000.00000000       M4        4.340000 %
M5     65535VJF6    1,000.00000000     0.00000000     4.57416802       4.57416802      1,000.00000000       M5        4.990000 %
P      65535VJH2    1,000.00000000     0.00000000     ##########       ##########      1,000.00000000       P         0.000000 %
TOTALS                959.31741445    22.34090711     3.43661722      25.77752432        936.97650734
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                             ENDING                    PASS-THRU
CLASS     CUSIP         NOTIONAL        PRINCIPAL        INTEREST        TOTAL               NOTIONAL       CLASS        RATE
--------------------------------------------------------------------------------------------------------------------------------
X      65535VJG4     959.58184002       0.00000000       1.61086933      1.61086933         937.38614278    X         2.014464 %
--------------------------------------------------------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Janet M Russo
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4508
                              Fax: (212) 623-5930
                          Email: janet.russo@chase.com

Principal Funds:
                         Scheduled Principal Payments (Total)                                                            83,555.99
                                                Group 1                                                                  22,005.98
                                                Group 2                                                                  61,550.01

                         Principal Prepayments (Total)                                                                8,186,786.53
                                                Group 1                                                               1,409,414.92
                                                Group 2                                                               6,777,371.61

                         Repurchase Principal (Total)                                                                         0.00
                                                Group 1                                                                       0.00
                                                Group 2                                                                       0.00

                         Substitution Amounts (Total)                                                                         0.00
                                                Group 1                                                                       0.00
                                                Group 2                                                                       0.00

                         Net Liquidation Proceeds (Total)                                                                     0.00
                                                Group 1                                                                       0.00
                                                Group 2                                                                       0.00

                         Insurance Proceeds (Total)                                                                           0.00
                                                Group 1                                                                       0.00
                                                Group 2                                                                       0.00

                         Other Principal (Total)                                                                           -634.86
                                                Group 1                                                                    -621.57
                                                Group 2                                                                     -13.29


Interest Funds:
                         Scheduled Gross Interest (Total)                                                             1,885,887.87
                                                Group 1                                                                 418,498.25
                                                Group 2                                                               1,467,389.62

                         Servicing Fees (Total)                                                                          74,483.84
                                                Group 1                                                                  17,558.27
                                                Group 2                                                                  56,925.57

                         Credit Risk Management Fees (Total)                                                              4,469.03
                                                Group 1                                                                   1,053.50
                                                Group 2                                                                   3,415.53

Prepayment Penalties:
                         Prepayment Penalties (Total)                                                                    65,343.06
                                                Group 1                                                                   1,584.00
                                                Group 2                                                                  63,759.06

                         Balance of Loans w/Prepayment Penalties (Total)                                              3,224,485.34
                                                Group 1                                                                 198,000.00
                                                Group 2                                                               3,026,485.34

                         Count of Loans w/Prepayment Penalties (Total)                                                       12.00
                                                Group 1                                                                       1.00
                                                Group 2                                                                      11.00

Pool Detail:
                         Beginning Number of Loans Outstanding (Total)                                                       1,414
                                                Group 1                                                                        325
                                                Group 2                                                                      1,089

                         Beginning Aggregate Loan Balances (Total)                                                  357,522,505.92
                                                Group 1                                                              84,279,713.86
                                                Group 2                                                             273,242,792.06

                         Ending Number of Loans Outstanding (Total)                                                          1,388
                                                Group 1                                                                        321
                                                Group 2                                                                      1,067

                         Ending Aggregate Loan Balances (Total)                                                     349,252,798.26
                                                Group 1                                                              82,848,914.53
                                                Group 2                                                             266,403,883.73

                         Beginning Gross Weighted Average Coupon (Deal)                                                   6.3299 %
                                                Group 1                                                                   5.9587 %
                                                Group 2                                                                   6.4443 %

                         Weighted Average Term to Maturity (Deal)                                                              354
                                                Group 1                                                                        354
                                                Group 2                                                                        354

                         Current Advances (Total)                                                                              N/A
                                                Group 1                                                                        N/A
                                                Group 2                                                                        N/A

                         Outstanding Advances (Total)                                                                          N/A
                                                Group 1                                                                        N/A
                                                Group 2                                                                        N/A

                         Delinquent Mortgage Loans
                                                 Group 1
                                                                                             Principal
                                                Category                Number                Balance               Percentage
                                                1 Month                      1               399,200.00                  0.48 %
                                                2 Month                      0                     0.00                  0.00 %
                                                3 Month                      0                     0.00                  0.00 %
                                                Total                        1               399,200.00                  0.48 %
                                                 Group 2
                                                                                             Principal
                                                Category                Number                Balance               Percentage
                                                1 Month                      7             1,213,899.28                  0.46 %
                                                2 Month                      0                     0.00                  0.00 %
                                                3 Month                      0                     0.00                  0.00 %
                                                 Total                       7             1,213,899.28                  0.46 %
                                                 Group Totals
                                                                                             Principal
                                                Category                Number                Balance               Percentage
                                                1 Month                      8             1,613,099.28                  0.46 %
                                                2 Month                      0                     0.00                  0.00 %
                                                3 Month                      0                     0.00                  0.00 %
                                                 Total                       8             1,613,099.28                  0.46 %
                         * Delinquent Bankruptcies are included in the table above.

                         Bankruptcies
                                                 Group 1
                                                                        Principal
                                                 Number                 Balance                Percentage
                                                   0                      0.00                  0.00 %
                                                 Group 2
                                                                        Principal
                                                 Number                 Balance                Percentage
                                                   0                      0.00                  0.00 %
                                                Group Totals
                                                                        Principal
                                                 Number                 Balance                Percentage
                                                   0                      0.00                  0.00 %
                                                * Only Current Bankruptcies are reflected in the table above.

                         Foreclosures
                                                 Group 1
                                                                        Principal
                                                 Number                 Balance                Percentage
                                                   0                      0.00                  0.00 %
                                                 Group 2
                                                                        Principal
                                                 Number                 Balance                Percentage
                                                   8                  3,035,636.16                  1.14 %
                                                Group Totals
                                                                        Principal
                                                 Number                 Balance                Percentage
                                                   8                  3,035,636.16                  0.87 %


                                                Group 1 Foreclosure Reporting:
                         Number of Foreclosure Loans that are Current                                                            0
                         Principal Balance of Foreclosure Loans that are Current                                              0.00
                         Number of Foreclosure Loans that are 1 Month Delinquent                                                 0
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                                   0.00
                         Number of Foreclosure Loans that are 2 Months Delinquent                                                0
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent                                  0.00
                         Number of Foreclosure Loans that are 3+ Months Delinquent                                               0
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                                 0.00
                         Total Number of Foreclosure Loans                                                                       0
                         Total Principal Balance of Foreclosure Loans                                                         0.00

                                                Group 2 Foreclosure Reporting:
                         Number of Foreclosure Loans that are Current                                                            0
                         Principal Balance of Foreclosure Loans that are Current                                              0.00
                         Number of Foreclosure Loans that are 1 Month Delinquent                                                 0
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                                   0.00
                         Number of Foreclosure Loans that are 2 Months Delinquent                                                7
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent                          2,098,136.16
                         Number of Foreclosure Loans that are 3+ Months Delinquent                                               1
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                           937,500.00
                         Total Number of Foreclosure Loans                                                                       8
                         Total Principal Balance of Foreclosure Loans                                                 3,035,636.16


                         REO Properties
                                                 Group 1
                                                                        Principal
                                                 Number                 Balance                Percentage
                                                   0                      0.00                  0.00 %
                                                 Group 2
                                                                        Principal
                                                 Number                 Balance                Percentage
                                                   0                      0.00                  0.00 %
                                                Group Totals
                                                                        Principal
                                                 Number                 Balance                Percentage
                                                   0                      0.00                  0.00 %


Loss Detail:
                         Current Realized Losses (Total)                                                                     0.00
                                                Group 1                                                                      0.00
                                                Group 2                                                                      0.00

                         Subsequent Losses (Total)                                                                           0.00
                                                Group 1                                                                      0.00
                                                Group 2                                                                      0.00

                         Subsequent Loss Recoveries (Total)                                                                  0.00
                                                Group 1                                                                      0.00
                                                Group 2                                                                      0.00

                         Current Period Net Loss (Total)                                                                     0.00
                                                Group 1                                                                      0.00
                                                Group 2                                                                      0.00

                         Cumulative Realized Losses (Total)                                                                  0.00
                                                Group 1                                                                      0.00
                                                Group 2                                                                      0.00

Trigger Event                                                                                                                  NO
                         TEST I - Trigger Event Occurrence                                                                     NO
                         (Is Rolling 3 Month Delinquency Rate > 28% of of Senior Enhancement Percetage ?)
                         Rolling 3 Month Delinquency Rate                                                               0.54301 %
                         28% of of Senior Enhancement Percetage                                                         3.24096 %
                         OR
                         TEST II - Trigger Event Occurrence                                                                    NO
                         (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                         Cumulative Realized Losses as % of Original Loan Bal                                           0.00000 %
                         Required Cumulative Loss %                                                                     0.00000 %

O/C Reporting
                         Targeted Overcollateralization Amount                                                       2,421,780.19
                         Ending Overcollateralization Amount                                                         2,421,780.19
                         Ending Overcollateralization Deficiency                                                             0.00
                         Overcollateralization Release Amount                                                                0.00
                         Monthly Excess Interest                                                                       600,180.22
                         Payment to Class X                                                                            600,180.22

Basis Risk Reserve Fund Account:
                         Beginning Balance                                                                                   0.00
                         Additions to the Basis Risk Reserve Fund                                                            0.00
                         Withdrawals from the Basis Risk Reserve Fund                                                        0.00
                         Ending Balance                                                                                      0.00


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
